                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                       Date of Report (date of earliest
                         event reported): July 7, 1998


                                RBX CORPORATION
                              RUBATEX CORPORATION
                     GROENDYK MANUFACTURING COMPANY, INC.
                    HOOVER-HANES RUBBER CUSTOM MIXING CORP.
                      MIDWEST RUBBER CUSTOM MIXING CORP.
                                  OLETEX INC.
                        UNIVERSAL POLYMER & RUBBER INC.
                           UNIVERSAL RUBBER COMPANY
                              WALTEX CORPORATION
            (Exact name of registrant as specified in its charter)


          Delaware                     333-49735                 94-3231901
          Delaware                     333-49735                 54-1563245
          Delaware                     333-49735                 54-1563246
          Delaware                     333-49735                 58-1916475
          Delaware                     333-49735                 34-1662710
          Delaware                     333-49735                 36-3978227
          Delaware                     333-49735                 34-1662276
          Delaware                     333-49735                 58-1916233
          Delaware                     333-49735                 54-1563248
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)



5221 Valley Park Drive, Roanoke, VA                              24019
--------------------------------------------------------------------------------
(Address of registrant's principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:          (540) 561-6000
--------------------------------------------------------------------------------

Item 5.    Other Events.
------     ------------

               RBX Corporation (the "Company") announced on July 7, 1998, that Frank H. Roland resigned as a Director, President and Chief Executive Officer of the Company and its wholly-owned subsidiaries.

               A Press Release announcing the actions described above was issued by the company on July 7, 1998 and is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits

                    99.1  Press Release dated July 7, 1998, issued by the
                          Company.

                                   SIGNATURE
                                   ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         RBX CORPORATION
                         RUBATEX CORPORATION
                         GROENDYK MANUFACTURING COMPANY, INC.
                         HOOVER-HANES RUBBER CUSTOM MIXING CORP.
                         MIDWEST RUBBER CUSTOM MIXING CORP.
                         OLETEX INC.
                         UNIVERSAL POLYMER & RUBBER INC.
                         UNIVERSAL RUBBER COMPANY
                         WALTEX CORPORATION


                         By: /s/ John C. Cantlin
                             ---------------------------------------------
                             Name:  John C. Cantlin
                             Title: Chief Financial Officer and Treasurer


Dated:    July 8, 1998